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                              AIM TAX-EXEMPT FUNDS

                         AIM HIGH INCOME MUNICIPAL FUND
                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND

                           Supplement dated March 14,
                       2005 to the Statement of Additional
                         Information dated July 30, 2004
              as supplemented September 28, 2004, October 12, 2004,
                       October 27, 2004 and March 11, 2005


The following supersedes and replaces in its entirety the supplement dated March 11, 2005.

The following information replaces in their entirety the first, second and third paragraphs under "PURCHASE, REDEMPTION AND PRICING OF SHARES-OFFERING PRICE-CALCULATION OF NET ASSET VALUE" beginning on page 54 of the Statement of Additional Information:

                  "The Board has established procedures designed to stabilize the AIM Tax-Exempt Cash Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM Tax-Exempt Cash Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

                  Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold."